Exhibit 99.2

EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
June 30, 2013

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Average Balances and Interest Rates

Table 5	General and Administrative Expense

Table 6a	Investment Securities

Table 6b	Loans and Leases Held for Investment

Table 6c	Deposits

Table 7	Non-Performing Assets

Table 8	Credit Reserves

	Table 8a	Allowance for Loan and Lease Losses Activity
	Table 8b	Allowance for Loan and Lease Losses Ratio
	Table 8c	Reserves for Repurchase Obligations for Loans Sold or Securitized
	Table 8d	Reserves for Repurchase Obligations for Loans Serviced

Table 9	Business Segments Selected Financial Information

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Tangible Equity, Tangible Common Equity, Adjusted Tangible Common Equity and Tangible Assets
	Table 10c	Regulatory Capital (bank level)

EverBank Financial Corp and Subsidiaries
Financial Highlights					Table 1
	As of and for the Three Months Ended			As of and for the Six Months Ended
(dollars in thousands, except per share amounts)	Jun 30, 2013	Mar 31, 2013	Jun 30, 2012	Jun 30, 2013	Jun 30, 2012
Operating Results:
Total revenue	$288,021	$277,125	$199,107	$565,146	$387,923
Net interest income	141,217	143,816	124,984	285,033	240,607
Provision for loan and lease losses	29	1,919	5,757	1,948	17,112
Noninterest income	146,804	133,309	74,123	280,113	147,316
Noninterest expense	213,540	211,816	175,783	425,356	334,604
Net income	45,993	39,146	11,172	85,139	23,018
Net earnings per common share, basic	0.36	0.30	0.09	0.66	0.17
Net earnings per common share, diluted	0.35	0.30	0.09	0.65	0.17
Performance Metrics:
Adjusted net income(1)	$37,303	$43,737	$36,462	$81,040	$63,716
Adjusted net earnings per common share, basic(2)	0.28	0.34	0.34	0.62	0.63
Adjusted net earnings per common share, diluted(2)	0.28	0.33	0.33	0.61	0.62
Yield on interest-earning assets	4.40%	4.47%	4.80%	4.43%	4.88%
Cost of interest-bearing liabilities	1.23%	1.23%	1.11%	1.23%	1.14%
Net interest spread	3.17%	3.24%	3.69%	3.20%	3.74%
Net interest margin	3.33%	3.42%	3.86%	3.37%	3.91%
Return on average assets	1.00%	0.85%	0.31%	0.93%	0.33%
Return on average equity(3)	12.71%	11.04%	4.11%	11.89%	4.41%
Adjusted return on average assets(4)	0.81%	0.95%	1.01%	0.88%	0.93%
Adjusted return on average equity(5)	10.17%	12.42%	13.41%	11.28%	12.22%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(6)	0.92%	0.99%	1.46%	0.92%	1.46%
Net charge-offs to average loans held for investment	0.12%	0.23%	0.34%	0.17%	0.49%
ALLL as a percentage of loans and leases held for investment	0.57%	0.63%	0.99%	0.57%	0.99%
Capital Ratios:
Tier 1 leverage ratio (bank level)(7)	8.3%	8.2%	8.3%	8.3%	8.3%
Tier 1 risk-based capital ratio (bank level)(8)	13.1%	13.0%	14.8%	13.1%	14.8%
Total risk-based capital ratio (bank level)(9)	13.7%	13.7%	15.8%	13.7%	15.8%
Tangible equity to tangible assets(10)	8.2%	7.9%	7.8%	8.2%	7.8%
Deposit Metrics:
Deposit growth (trailing 12 months)	26.5%	29.6%	8.7%	26.5%	8.7%
Banking and Wealth Management Metrics:
Efficiency ratio(11)	45.1%	52.3%	53.8%	48.7%	49.7%
Mortgage Banking Metrics:
Unpaid principal balance of loans originated	$3,242,205	$2,898,407	$2,260,008	$6,140,612	$4,166,283
Unpaid principal balance of loans serviced for the Company and others	61,700,811	50,809,825	53,274,421	61,700,811	53,274,421
Tangible Common Equity Per Common Share:
Excluding accumulated other comprehensive loss(12)	$11.65	$11.31	$10.97	$11.65	$10.97
Including accumulated other comprehensive loss(13)	11.00	10.65	10.00	11.00	10.00
Market Price Per Share of Common Stock:
Closing	$16.56	$15.40	$10.87	$16.56	$10.87
High	17.00	17.29	12.32	17.29	12.32
Low	13.93	12.75	10.23	12.75	10.23
Period End Balance Sheet Data:
Cash and cash equivalents	$489,587	$593,396	$518,232	$489,587	$518,232
Investment securities	1,615,296	1,765,590	2,174,423	1,615,296	2,174,423
Loans held for sale	2,000,390	2,416,599	3,178,597	2,000,390	3,178,597
Loans and leases held for investment, net	12,793,919	12,178,227	7,708,037	12,793,919	7,708,037
Total assets	18,362,872	18,306,488	15,040,824	18,362,872	15,040,824
Deposits	13,669,866	13,674,366	10,803,743	13,669,866	10,803,743
Total liabilities	16,813,489	16,802,046	13,859,455	16,813,489	13,859,455
Total shareholders’ equity	1,549,383	1,504,442	1,181,369	1,549,383	1,181,369
See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes

(1)
Adjusted net income includes adjustments to our net income for certain significant items that we believe are not reflective of our ongoing business or operating performance. For a reconciliation of adjusted net income to net income, which is the most directly comparable GAAP measure, see Table 10a.

(2)
Both basic and diluted adjusted net earnings per common share are calculated using a numerator based on adjusted net income. Adjusted net earnings per common share, basic is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, basic. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. For 2012, both basic and diluted adjusted net earnings per common share have been adjusted to exclude the impact of the $4.5 million special cash dividend paid in March 2012 to holders of the Series A 6% Cumulative Convertible Preferred Stock and the $1.1 million special cash dividend paid in June 2012 to holders of the Series B 4% Cumulative Convertible Preferred Stock. These special cash dividends were paid in connection with the conversion of all shares of both the Series A 6% Cumulative Convertible Preferred Stock and the Series B 4% Cumulative Convertible Preferred Stock into common stock.

(3)
Due to the issuance of non-participating perpetual preferred stock during the fourth quarter of 2012, we amended our calculation for return on average equity. Beginning with the fourth quarter of 2012, return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock). Prior to the fourth quarter of 2012, return on average equity was calculated as net income divided by average shareholders' equity.

(4)
Adjusted return on average assets equals adjusted net income divided by average total assets. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of net income to adjusted net income, see Table 10a.

(5)
Due to the issuance of non-participating perpetual preferred stock during the fourth quarter of 2012, we amended our calculation for adjusted return on average equity. Beginning with the fourth quarter of 2012, adjusted return on average equity is calculated as adjusted net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity. Prior to the fourth quarter of 2012, adjusted return on average equity was calculated as adjusted net income divided by average shareholders' equity. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of net income to adjusted net income, see Table 10a.

(6)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 7.

(7)
Calculated as Tier 1 capital divided by adjusted total assets. Total assets are adjusted for goodwill, deferred tax assets disallowed from Tier 1 capital and other regulatory adjustments. For more detailed information on regulatory capital, see Table 10c.

(8)
Calculated as Tier 1 capital divided by total risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For more detailed information on regulatory capital, see Table 10c.

(9)
Calculated as total risk-based capital divided by total risk-weighted assets. Risk-based capital includes Tier 1 capital, allowance for loan and lease losses, subject to limitations, and other regulatory adjustments. For more detailed information on regulatory capital, see Table 10c.

(10)
Calculated as tangible shareholders' equity divided by tangible assets, after deducting goodwill and intangible assets from the numerator and the denominator. Tangible equity to tangible assets is a non-GAAP financial measure, and the most directly comparable GAAP financial measure for tangible equity is shareholders' equity and the most directly comparable GAAP financial measure for tangible assets is total assets. For a reconciliation tangible equity to shareholders' equity and a reconciliation of tangible assets to total assets, see Table 10b.

(11)
The efficiency ratio represents noninterest expense from our Banking and Wealth Management segment as a percentage of total revenues from our Banking and Wealth Management segment. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue. Because of the significant costs we incur and fees we generate from activities related to our mortgage production and servicing operations, we believe the efficiency ratio is a more meaningful metric when evaluated within our Banking and Wealth Management segment.

(12)
Calculated as adjusted tangible common shareholders' equity divided by shares of common stock. Adjusted tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets, perpetual preferred stock and accumulated other comprehensive loss (see Table 10b). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding and for periods prior to the fourth quarter of 2012, additional common shares assuming conversion of all outstanding convertible preferred stock to common stock. Tangible common equity per common share excluding accumulated other comprehensive loss is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

(13)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10b). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding and for periods prior to the fourth quarter of 2012, additional common shares assuming conversion of all outstanding convertible preferred stock to common stock. Tangible common equity per common share including accumulated other comprehensive loss is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income					Table 2
	Three Months Ended			Six Months Ended
(dollars in thousands, except per share data)	Jun 30, 2013	Mar 31, 2013	Jun 30, 2012	Jun 30, 2013	Jun 30, 2012
Interest Income
Interest and fees on loans and leases	$172,723	$173,786	$135,816	$346,509	$260,594
Interest and dividends on investment securities	14,813	16,250	20,699	31,063	41,248
Other interest income	317	298	82	615	186
Total interest income	187,853	190,334	156,597	378,187	302,028
Interest Expense
Deposits	26,567	26,823	20,419	53,390	41,393
Other borrowings	20,069	19,695	11,194	39,764	20,028
Total interest expense	46,636	46,518	31,613	93,154	61,421
Net Interest Income	141,217	143,816	124,984	285,033	240,607
Provision for loan and lease losses	29	1,919	5,757	1,948	17,112
Net Interest Income after Provision for Loan and Lease Losses	141,188	141,897	119,227	283,085	223,495
Noninterest Income
Loan servicing fee income	47,192	42,163	42,483	89,355	88,039
Amortization and impairment of mortgage servicing rights	(3,373)	(22,523)	(64,277)	(25,896)	(108,760)
Net loan servicing income	43,819	19,640	(21,794)	63,459	(20,721)
Gain on sale of loans	75,837	82,311	69,926	158,148	118,103
Loan production revenue	10,063	9,489	9,852	19,552	17,289
Deposit fee income	4,290	5,925	5,828	10,215	12,067
Other lease income	6,471	6,411	8,822	12,882	17,485
Other	6,324	9,533	1,489	15,857	3,093
Total noninterest income	146,804	133,309	74,123	280,113	147,316
Noninterest Expense
Salaries, commissions and other employee benefits expense	118,457	110,479	76,277	228,936	142,867
Equipment expense	20,707	19,852	16,889	40,559	32,837
Occupancy expense	7,547	7,384	6,017	14,931	11,366
General and administrative expense	66,829	74,101	76,600	140,930	147,534
Total noninterest expense	213,540	211,816	175,783	425,356	334,604
Income before Income Taxes	74,452	63,390	17,567	137,842	36,207
Provision for Income Taxes	28,459	24,244	6,395	52,703	13,189
Net Income	$45,993	$39,146	$11,172	$85,139	$23,018
Net Income Allocated to Preferred Stock	2,531	2,531	1,685	5,062	7,664
Net Income Allocated to Common Shareholders	$43,462	$36,615	$9,487	$80,077	$15,354
Net Earnings per Common Share, Basic	$0.36	$0.30	$0.09	$0.66	$0.17
Net Earnings per Common Share, Diluted	$0.35	$0.30	$0.09	$0.65	$0.17
Dividends Declared per Common Share	$0.02	$0.02	$—	$0.04	$—
Dividend payout ratio(1)	5.56%	6.67%	—%	6.06%	0.00%
Weighted Average Common Shares Outstanding
(units in thousands)
Basic	122,281	121,583	100,779	121,934	88,454
Diluted	124,034	123,439	102,574	123,735	90,414

(1)	Dividend payout ratio is calculated as dividends declared per common share divided by basic earnings per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	June 30, 2012
Assets
Cash and due from banks	$40,841	$44,938	$175,400	$53,357	$39,689
Interest-bearing deposits in banks	448,746	548,458	268,514	1,566,612	478,543
Total cash and cash equivalents	489,587	593,396	443,914	1,619,969	518,232
Investment securities:
Available for sale, at fair value	1,357,752	1,497,278	1,619,878	1,722,556	1,850,526
Held to maturity	115,319	124,242	143,234	170,804	190,615
Other investments	142,225	144,070	158,172	126,151	133,282
Total investment securities	1,615,296	1,765,590	1,921,284	2,019,511	2,174,423
Loans held for sale	2,000,390	2,416,599	2,088,046	1,403,205	3,178,597
Loans and leases held for investment:
Loans and leases held for investment, net of unearned income	12,867,388	12,255,294	12,505,089	10,056,726	7,785,430
Allowance for loan and lease losses	(73,469)	(77,067)	(82,102)	(76,469)	(77,393)
Total loans and leases held for investment, net	12,793,919	12,178,227	12,422,987	9,980,257	7,708,037
Equipment under operating leases, net	39,850	44,863	50,040	55,532	61,811
Mortgage servicing rights (MSR), net	462,718	375,641	375,859	381,773	415,962
Deferred income taxes, net	139,814	164,053	170,877	183,943	163,561
Premises and equipment, net	65,930	65,746	66,806	64,789	52,037
Other assets	755,368	702,373	703,065	800,461	768,164
Total Assets	$18,362,872	$18,306,488	$18,242,878	$16,509,440	$15,040,824
Liabilities
Deposits:
Noninterest-bearing	$1,205,326	$1,287,292	$1,445,783	$1,475,204	$1,356,769
Interest-bearing	12,464,540	12,387,074	11,696,605	10,340,722	9,446,974
Total deposits	13,669,866	13,674,366	13,142,388	11,815,926	10,803,743
Other borrowings	2,667,700	2,707,331	3,173,021	2,823,927	2,503,636
Trust preferred securities	103,750	103,750	103,750	103,750	103,750
Accounts payable and accrued liabilities	372,173	316,599	372,543	507,815	448,326
Total Liabilities	16,813,489	16,802,046	16,791,702	15,251,418	13,859,455
Shareholders’ Equity
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	150,000	150,000	—	—
Common Stock	1,224	1,221	1,210	1,206	1,165
Additional paid-in capital	827,682	823,696	811,085	812,823	762,422
Retained earnings	650,866	609,849	575,665	550,724	530,876
Accumulated other comprehensive loss	(80,389)	(80,324)	(86,784)	(106,731)	(113,094)
Total Shareholders’ Equity	1,549,383	1,504,442	1,451,176	1,258,022	1,181,369
Total Liabilities and Shareholders’ Equity	$18,362,872	$18,306,488	$18,242,878	$16,509,440	$15,040,824

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates							Table 4
	Three Months Ended June 30, 2013			Three Months Ended March 31, 2013			Three Months Ended June 30, 2012
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$616,553	$317	0.21%	$550,683	$298	0.22%	$128,325	$82	0.26%
Investment securities	1,569,234	14,077	3.59%	1,712,705	15,489	3.62%	2,108,672	20,137	3.82%
Other investments	136,249	736	2.17%	138,617	761	2.23%	122,919	562	1.84%
Loans held for sale	2,559,305	22,371	3.50%	2,428,324	20,309	3.35%	2,974,918	37,446	5.03%
Loans and leases held for investment:
Residential mortgages	6,220,190	68,346	4.40%	6,547,768	70,579	4.31%	5,225,570	53,390	4.09%
Commercial and commercial real estate	4,805,116	61,261	5.07%	4,627,274	61,264	5.30%	1,642,813	20,324	4.89%
Lease financing receivables	943,101	18,311	7.77%	860,986	19,413	9.02%	621,667	21,298	13.70%
Home equity lines	170,039	2,371	5.59%	176,682	2,152	4.94%	191,673	3,297	6.92%
Consumer and credit card	7,221	63	3.50%	7,204	69	3.88%	8,045	61	3.05%
Total loans and leases held for investment	12,145,667	150,352	4.94%	12,219,914	153,477	5.02%	7,689,768	98,370	5.11%
Total interest-earning assets	17,027,008	$187,853	4.40%	17,050,243	$190,334	4.47%	13,024,602	$156,597	4.80%
Noninterest-earning assets	1,342,084			1,341,095			1,437,511
Total assets	$18,369,092			$18,391,338			$14,462,113
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$3,006,281	$5,776	0.77%	$2,809,317	$5,458	0.79%	$2,123,862	$3,816	0.72%
Market-based money market accounts	421,180	758	0.72%	431,542	838	0.79%	435,496	823	0.76%
Savings and money market accounts, excluding market-based	5,024,910	9,465	0.76%	4,684,683	9,034	0.78%	3,861,879	7,266	0.76%
Market-based time	683,027	1,269	0.75%	725,629	1,571	0.88%	851,735	1,905	0.90%
Time, excluding market-based	3,345,856	9,299	1.11%	3,795,298	9,922	1.06%	1,940,577	6,609	1.37%
Total deposits	12,481,254	26,567	0.85%	12,446,469	26,823	0.87%	9,213,549	20,419	0.89%
Borrowings:
Trust preferred securities	103,750	1,644	6.36%	103,750	1,642	6.42%	103,750	1,607	6.23%
FHLB advances	2,533,707	18,425	2.88%	2,594,940	17,831	2.75%	2,068,750	9,500	1.85%
Repurchase agreements	—	—	0.00%	56,605	222	1.59%	20,283	87	1.73%
Total interest-bearing liabilities	15,118,711	46,636	1.23%	15,201,764	46,518	1.23%	11,406,332	31,613	1.11%
Noninterest-bearing demand deposits	1,393,071			1,377,102			1,462,506
Other noninterest-bearing liabilities	339,039			335,459			505,365
Total liabilities	16,850,821			16,914,325			13,374,203
Total shareholders’ equity	1,518,271			1,477,013			1,087,910
Total liabilities and shareholders’ equity	$18,369,092			$18,391,338			$14,462,113
Net interest income/spread		$141,217	3.17%		$143,816	3.24%		$124,984	3.69%
Net interest margin			3.33%			3.42%			3.86%

Memo: Total deposits including noninterest-bearing	$13,874,325	$26,567	0.76%	$13,823,571	$26,823	0.79%	$10,676,055	$20,419	0.77%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries
General and Administrative Expense							Table 5
	Three Months Ended					Six Months Ended
(dollars in thousands)	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	June 30, 2013	June 30, 2012
Professional fees	$24,754	$23,048	$20,193	$14,889	$19,319	$47,802	$34,929
Credit-related expenses:
Foreclosure and OREO expense	9,614	7,027	8,818	19,639	14,969	16,641	25,928
Other credit-related expenses	1,850	2,328	6,449	5,425	5,806	4,178	17,616
FDIC premium assessment and other agency fees	8,358	13,702	10,490	10,080	9,352	22,060	18,613
Advertising and marketing expense	6,320	10,381	11,123	10,340	8,646	16,701	14,553
Other	15,933	17,615	28,393	14,004	18,508	33,548	35,895
Total general and administrative expense	$66,829	$74,101	$85,466	$74,377	$76,600	$140,930	$147,534

EverBank Financial Corp and Subsidiaries

Investment Securities							Table 6a
(dollars in thousands)	June 30, 2013		March 31, 2013		December 31, 2012	September 30, 2012	June 30, 2012
Available for sale (at fair value):
Residential collateralized mortgage obligation (CMO) securities - nonagency	$1,351,318		$1,489,677	1,895,818,000	$1,611,775	$1,714,204	$1,842,331
Other	6,434		7,601		8,103	8,352	8,195
Total investment securities available for sale	1,357,752		1,497,278	1,903,922,000	1,619,878	1,722,556	1,850,526
Held to maturity (at amortized cost):
Residential CMO securities - agency	61,526		80,203	159,882,000	106,346	132,946	146,163
Residential mortgage-backed securities (MBS) - agency	48,806		39,052	19,132,000	31,901	32,871	34,176
Other	4,987		4,987	10,504,000	4,987	4,987	10,276
Total investment securities held to maturity	115,319		124,242	189,518,000	143,234	170,804	190,615
Other investments	142,225		144,070	98,392,000	158,172	126,151	133,282
Total investment securities	$1,615,296	2,174,423,000	$1,765,590	2,191,832,000	$1,921,284	$2,019,511	$2,174,423

Loans and Leases Held for Investment							Table 6b
(dollars in thousands)	June 30, 2013		March 31, 2013		December 31, 2012	September 30, 2012	June 30, 2012
Residential mortgages	$6,586,116		$6,279,655		$6,708,748	$6,807,399	$5,060,942
Commercial and commercial real estate	5,090,332		4,883,330		4,771,768	2,315,494	1,846,689
Lease financing receivables	1,014,996		911,371		836,935	742,332	681,205
Home equity lines	169,296		173,704		179,600	183,692	188,820
Consumer and credit card	6,648		7,234		8,038	7,809	7,774
Loans and leases held for investment, net of unearned income	12,867,388		12,255,294		12,505,089	10,056,726	7,785,430
Allowance for loan and lease losses	(73,469)		(77,067)		(82,102)	(76,469)	(77,393)
Total loans and leases held for investment, net	$12,793,919		$12,178,227		$12,422,987	$9,980,257	$7,708,037
The balances presented above include:
Net purchased loan and lease discounts	$130,880		$146,666		$164,132	$188,924	$180,779
Net deferred loan and lease origination costs	$37,232		$25,889		$25,275	$22,282	$20,366

Deposits							Table 6c
(dollars in thousands)	June 30, 2013		March 31, 2013		December 31, 2012	September 30, 2012	June 30, 2012
Noninterest-bearing demand	$1,205,326		$1,287,292		$1,445,783	$1,475,204	$1,356,769
Interest-bearing demand	3,081,670		2,932,643		2,681,769	2,423,689	2,158,937
Market-based money market accounts	413,722		428,183		439,399	427,852	434,015
Savings and money market accounts, excluding market-based	5,153,072		4,901,926		4,451,843	4,311,055	3,959,874
Market-based time	637,145		708,137		736,612	803,463	832,474
Time, excluding market-based	3,178,931		3,416,185		3,386,982	2,374,663	2,061,674
Total deposits	$13,669,866		$13,674,366		$13,142,388	$11,815,926	$10,803,743

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 7
(dollars in thousands)	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Non-accrual loans and leases:
Residential mortgages	$64,230	$69,876	$73,752	$75,355	$66,956
Commercial and commercial real estate	60,636	63,924	76,289	85,306	95,882
Lease financing receivables	2,601	2,791	2,010	2,018	1,295
Home equity lines	4,368	4,513	4,246	4,492	4,256
Consumer and credit card	243	364	332	479	573
Total non-accrual loans and leases	132,078	141,468	156,629	167,650	168,962
Accruing loans 90 days or more past due	—	—	—	1,973	1,800
Total non-performing loans (NPL)	132,078	141,468	156,629	169,623	170,762
Other real estate owned (OREO)	36,528	39,576	40,492	43,612	49,248
Total non-performing assets (NPA)	168,606	181,044	197,121	213,235	220,010
Troubled debt restructurings (TDR) less than 90 days past due	82,236	88,888	90,094	82,030	93,184
Total NPA and TDR(1)	$250,842	$269,932	$287,215	$295,265	$313,194

Total NPA and TDR	$250,842	$269,932	$287,215	$295,265	$313,194
Government-insured 90 days or more past due still accruing	1,405,848	1,547,995	1,729,877	1,684,550	1,647,567
Loans accounted for under ASC 310-30:
90 days or more past due	54,054	67,630	79,984	117,506	140,797
OREO	21,194	22,955	16,528	18,557	20,379
Total regulatory NPA and TDR	$1,731,938	$1,908,512	$2,113,604	$2,115,878	$2,121,937
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	0.89%	0.97%	1.08%	1.49%	1.57%
NPA to total assets	0.92%	0.99%	1.08%	1.29%	1.46%
NPA and TDR to total assets	1.37%	1.47%	1.57%	1.79%	2.08%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:
NPL to total loans	10.76%	12.04%	13.55%	17.32%	18.00%
NPA to total assets	8.98%	9.94%	11.09%	12.32%	13.49%
NPA and TDR to total assets	9.43%	10.43%	11.59%	12.82%	14.11%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity					Table 8a
	Three Months Ended
(dollars in thousands)	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
ALLL, beginning of period	$77,067	$82,102	$76,469	$77,393	$78,254
Charge-offs:
Residential mortgages	3,271	5,069	4,525	3,868	4,139
Commercial and commercial real estate	2,781	1,447	1,957	2,636	1,710
Lease financing receivables	988	708	768	805	917
Home equity lines	627	489	488	1,215	484
Consumer and credit card	17	20	51	61	40
Total charge-offs	7,684	7,733	7,789	8,585	7,290
Recoveries:
Residential mortgages	117	111	293	52	162
Commercial and commercial real estate	3,549	443	2,454	3,023	411
Lease financing receivables	253	79	51	159	29
Home equity lines	120	129	80	52	55
Consumer and credit card	18	17	16	16	15
Total recoveries	4,057	779	2,894	3,302	672
Net charge-offs	3,627	6,954	4,895	5,283	6,618
Provision for loan and lease losses	29	1,919	10,528	4,359	5,757
ALLL, end of period	$73,469	$77,067	$82,102	$76,469	$77,393
Net charge-offs to average loans and leases held for investment	0.12%	0.23%	0.16%	0.25%	0.34%

Allowance for Loan and Lease Losses Ratio					Table 8b
(dollars in thousands)	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
ALLL	$73,469	$77,067	$82,102	$76,469	$77,393
Loans and leases held for investment, net of unearned income	12,867,388	12,255,294	12,505,089	10,056,726	7,785,430
ALLL as a percentage of loans and leases held for investment	0.57%	0.63%	0.66%	0.76%	0.99%

Reserves for Repurchase Obligations for Loans Sold or Securitized					Table 8c
	Three Months Ended
(dollars in thousands)	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Loan origination repurchase reserves, beginning of period	$24,866	$27,000	$31,000	$34,000	$35,000
Provision for new sales/securitizations	846	1,266	79	(13)	306
Provision for changes in estimate of existing reserves	(1,060)	(336)	3,203	1,703	1,121
Net realized losses on repurchases	(2,692)	(3,064)	(7,282)	(4,690)	(2,427)
Loan origination repurchase reserves, end of period	$21,960	$24,866	$27,000	$31,000	$34,000
Quarters of coverage at trailing 4 quarter realized loss rate	5	6	6	10	13

Reserves for Repurchase Obligations for Loans Serviced(1)					Table 8d
	Three Months Ended
(dollars in thousands)	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Loan servicing repurchase reserves, beginning of period	$23,599	$26,026	$27,309	$27,640	$30,427
Provision for change in estimate of existing reserves	1,690	(401)	1,526	3,032	2,868
Net realized losses on repurchases	(1,771)	(2,027)	(2,809)	(3,363)	(5,655)
Loan servicing repurchase reserves, end of period	$23,518	$23,599	$26,026	$27,309	$27,640
Quarters of coverage at trailing 4 quarter realized loss rate	9	7	7	7	6

(1)	The Company has restated realized losses for the quarter ended March 31, 2013 due to an overstatement in the amount of losses.

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 9
(dollars in thousands)	Banking and Wealth Management	Mortgage Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended June 30, 2013
Net interest income	$127,072	$15,719	$(1,574)	$—	$141,217
Provision for loan and lease losses	(1,320)	1,349	—	—	29
Net interest income after provision for loan and lease losses	128,392	14,370	(1,574)	—	141,188
Noninterest income	32,654	113,901	249	—	146,804
Noninterest expense:
Foreclosure and OREO expense	6,577	3,037	—	—	9,614
Other credit-related expenses	1,238	612	—	—	1,850
All other noninterest expense	64,155	114,275	23,646	—	202,076
Income (loss) before income tax	89,076	10,347	(24,971)	—	74,452
Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	(867)	—	—	—	(867)
MSR impairment (recovery)	—	(32,572)	—	—	(32,572)
Transaction and non-recurring regulatory related expense	—	18,012	1,410	—	19,422
Adjusted income (loss) before income tax	88,209	(4,213)	(23,561)	—	60,435
Total assets as of June 30, 2013	15,588,567	2,805,876	194,395	(225,966)	18,362,872

Three Months Ended March 31, 2013
Net interest income	$132,373	$13,014	$(1,571)	$—	$143,816
Provision for loan and lease losses	(79)	1,998	—	—	1,919
Net interest income after provision for loan and lease losses	132,452	11,016	(1,571)	—	141,897
Noninterest income	27,781	105,369	159	—	133,309
Noninterest expense:
Foreclosure and OREO expense	5,285	1,742	—	—	7,027
Other credit-related expenses	670	1,658	—	—	2,328
All other noninterest expense	77,848	99,538	25,075	—	202,461
Income (loss) before income tax	76,430	13,447	(26,487)	—	63,390
Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	1,532	—	—	—	1,532
MSR impairment (recovery)	—	(12,555)	—	—	(12,555)
Transaction and non-recurring regulatory related expense	5,252	11,531	1,646	—	18,429
Adjusted income (loss) before income tax	83,214	12,423	(24,841)	—	70,796
Total assets as of March 31, 2013	15,251,578	3,152,487	158,767	(256,344)	18,306,488

Three Months Ended June 30, 2012
Net interest income	$114,801	$11,790	$(1,607)	$—	$124,984
Provision for loan and lease losses	5,041	716	—	—	5,757
Net interest income after provision for loan and lease losses	109,760	11,074	(1,607)	—	119,227
Noninterest income	25,605	48,524	(6)	—	74,123
Noninterest expense:
Foreclosure and OREO expense	12,378	2,591	—	—	14,969
Other credit-related expenses	1,604	4,193	9	—	5,806
All other noninterest expense	61,564	60,686	32,758	—	155,008
Income (loss) before income tax	59,819	(7,872)	(34,380)	—	17,567
Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	747	—	—	—	747
MSR impairment (recovery)	—	30,135	—	—	30,135
Transaction and non-recurring regulatory related expense	—	5,461	4,448	—	9,909
Adjusted income (loss) before income tax	60,566	27,724	(29,932)	—	58,358
Total assets as of June 30, 2012	13,327,046	1,902,152	124,406	(312,780)	15,040,824

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income							Table 10a
	Three Months Ended					Six Months Ended
(dollars in thousands, except per share data)	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Jun 30, 2013	Jun 30, 2012
Net income	$45,993	$39,146	$28,846	$22,178	$11,172	$85,139	$23,018
Transaction expense, net of tax	—	—	903	1,268	2,363	—	3,184
Non-recurring regulatory related expense, net of tax	12,042	11,425	9,564	1,326	3,780	23,467	6,843
Increase in Bank of Florida non-accretable discount, net of tax	(538)	950	486	111	463	412	2,598
Adoption of TDR guidance and policy change, net of tax	—	—	3,709	—	—	—	—
MSR impairment (recovery), net of tax	(20,194)	(7,784)	—	11,302	18,684	(27,978)	28,073
Adjusted net income	$37,303	$43,737	$43,508	$36,185	$36,462	$81,040	$63,716
Adjusted net income allocated to preferred stock	2,531	2,531	1,491	—	2,206	5,062	7,696
Adjusted net income allocated to common shareholders	$34,772	$41,206	$42,017	$36,185	$34,256	$75,978	$56,020
Adjusted net earnings per common share, basic	$0.28	$0.34	$0.35	$0.31	$0.34	$0.62	$0.63
Adjusted net earnings per common share, diluted	$0.28	$0.33	$0.34	$0.30	$0.33	$0.61	$0.62
Weighted average common shares outstanding:
(units in thousands)
Basic	122,281	121,583	120,773	118,038	100,779	121,934	88,454
Diluted	124,034	123,439	122,807	119,591	102,574	123,735	90,414

Tangible Equity, Tangible Common Equity, Adjusted Tangible Common Equity and Tangible Assets					Table 10b
(dollars in thousands)	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012
Shareholders’ equity	$1,549,383	$1,504,442	$1,451,176	$1,258,022	$1,181,369
Less:
Goodwill	46,859	46,859	46,859	10,238	10,238
Intangible assets	6,867	7,394	7,921	6,348	6,700
Tangible equity	1,495,657	1,450,189	1,396,396	1,241,436	1,164,431
Less:
Perpetual preferred stock	150,000	150,000	150,000	—	—
Tangible common equity	1,345,657	1,300,189	1,246,396	1,241,436	1,164,431
Less:
Accumulated other comprehensive loss	(80,389)	(80,324)	(86,784)	(106,731)	(113,094)
Adjusted tangible common equity	$1,426,046	$1,380,513	$1,333,180	$1,348,167	$1,277,525

Total assets	$18,362,872	$18,306,488	$18,242,878	$16,509,440	$15,040,824
Less:
Goodwill	46,859	46,859	46,859	10,238	10,238
Intangible assets	6,867	7,394	7,921	6,348	6,700
Tangible assets	$18,309,146	$18,252,235	$18,188,098	$16,492,854	$15,023,886

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Regulatory Capital (bank level)						Table 10c
(dollars in thousands)		Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012
Shareholders’ equity		$1,598,419	$1,560,001	$1,518,934	$1,339,669	$1,263,687
Less:	Goodwill and other intangibles	(51,807)	(52,089)	(54,780)	(16,586)	(16,938)
	Disallowed servicing asset	(36,182)	(31,585)	(32,378)	(33,366)	(36,650)
	Disallowed deferred tax asset	(65,406)	(66,351)	(67,296)	(69,412)	(70,357)
Add:	Accumulated losses on securities and cash flow hedges	78,181	77,073	83,477	103,238	110,101
Tier 1 capital		1,523,205	1,487,049	1,447,957	1,323,543	1,249,843
Add:	Allowance for loan and lease losses	73,469	77,067	82,102	76,469	77,393
Total regulatory capital		$1,596,674	$1,564,116	$1,530,059	$1,400,012	$1,327,236

Adjusted total assets		$18,287,359	$18,234,886	$18,141,856	$16,488,067	$15,022,729
Risk-weighted assets		11,656,698	11,406,725	11,339,415	8,701,164	8,424,290